REMARKETING AGREEMENT

THIS AGREEMENT (this "Agreement") is made as of November 18, 2008, by and between Green Tulip Enterprises Ltd., a B.V.I. company ("Green Tulip"), and GPS Industries, Inc., a Nevada corporation ("GPSI").

RECITALS:

WHEREAS, Green Tulip has entered into agreements with GPSI to purchase and acquire Equipment from GPSI in accordance with the terms of that certain Master Purchase Agreement by and between Green Tulip and GPSI, dated of even date herewith (the "Master Purchase Agreement") (Any terms not otherwise defined herein shall be as set forth in the Master Purchase Agreement); and

WHEREAS, the parties desire to enter into an agreement providing that GPSI shall have certain obligations regarding servicing, remarketing and refurbishing the Equipment as provided herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. The parties acknowledge the accuracy of the foregoing recitals and hereby incorporate them into this Agreement. GPSI agrees that Green Tulip may add such additional entities as beneficiaries under this Agreement with respect to any Items of Equipment without GPSI's specific or written consent so long as such Items of Equipment are purchased from GPSI in accordance with the Master Purchase Agreement.

2. Remarketing. In the event that any Item of Equipment purchased by Green Tulip, currently installed or otherwise, needs to be removed from the lessee golf course(s) due to a default by the golf course on its obligations, the expiration/ non-renewal of its Equipment Lease, or for any other reason, GPSI agrees to use its best efforts to remarket that Item of Equipment and re-install it on another course as soon as reasonably practicable. GPSI and Green Tulip agree that regardless of the reason for the Item of Equipment removal and reinstallation, GPSI will receive a reinstallation fee upon completion of the reinstallation ("Re-installation Fee") of $30,000 to perform the removal and reinstallation of a 72-hole golf facilities' Equipment. To the extent each Item of Equipment to be removed and reinstalled is greater or less than 72-holes, the Re-installation Fee shall be adjusted accordingly. Such Re-installation Fee shall be in addition to any Refurbishing Fee, as defined below.

3. Election to Remarket if GPSI Fails to Remarket Returned Equipment within 90 Days. If GPSI is unable to remarket returned Equipment within 90 days of receiving the Equipment after the expiration or early termination of an Equipment Lease, Green Tulip may commence efforts to remarket such Equipment. If Green Tulip elects to remarket such Item of Equipment, it shall provide GPSI with a written summary of the terms and pricing for the Equipment Lease.

4. Non-Compete. GPSI agrees not to solicit, offer, or sell any Equipment to any golf courses which leases any Equipment from Green Tulip without Green Tulip's prior written consent which shall not be unreasonably withheld.

5. Service Payments. Not in limitation of GPSI's obligations under Section 5 of the Master Purchase Agreement, GPSI agrees that GPSI will continue to service and support the Equipment in accordance with GPSI's standard maintenance agreement. The parties agree that GPSI will service and support the Equipment, whether currently installed or otherwise, at rates no higher than the rates then being charged to GPSI current customers. Upon the renewal of any current lease, the transfer of any course equipment to a new facility, or the execution of a new lease, GPSI agrees to enter, and Green Tulip agrees to cause the new lessee of such equipment to enter, a new maintenance agreement which provides for the service and support fees to be paid to GPSI.

6. Spare Parts and Replacements. In the event that Green Tulip desires to refurbish or upgrade a Item of Equipment financed by Green Tulip, GPSI agrees that Green Tulip may buy components directly from the manufacturers of Item of Equipment components and GPSI agrees to provide Green Tulip with the relevant contact information. Additionally, Green Tulip may, at its sole discretion, elect to purchase components from GPSI and refurbish systems to the extent deemed necessary at Green Tulip's sole discretion. Upon Green Tulip's written request, GPSI shall refurbish or upgrade an Item of Equipment, and complete such refurbishment or upgrade within 30 days following request of Green Tulip's request. GPSI shall be entitled to receive a refurbishment fee ("Refurbishment Fee") equal to the sum of: (x) GPSI's labor costs; and (y) GPSI's cost of components plus a 10% margin. Notwithstanding the foregoing, in the event Green Tulip becomes entitled to remove Equipment, or the lessee requests removal of Equipment, prior to the expiration of the initial term of the applicable Equipment Lease, no Refurbishment Fee shall be payable to GPSI.

7. Entire Agreement. This Agreement supersedes all prior understandings and agreements between the parties with respect to the subject matter hereof. This Agreement will be binding upon the legal representatives, heirs, distributees, successors and permitted assigns of the parties, including, but not limited to, parties acquiring all or substantially all of the assets of a party. This Agreement, the Master Purchase Agreement, and the other agreement referred to therein contain the entire agreement of the parties, and may not be changed orally, but only by a writing signed by the parties hereto.

8. Severability. Any term, condition, stipulation, provision, covenant or undertaking in this Agreement which is illegal, void, prohibited or unenforceable will be ineffective to the extent of such illegality, voidness, prohibition or unenforceability without invalidating the remaining provisions hereof, and any such illegality, voidness, prohibition or unenforceability will not invalidate or render illegal void or unenforceable any other term, conditions, provisions, covenants or undertakings herein contained.

9. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This document may be executed by facsimile or electronic signatures.

11. Assignability and Binding Effect. This Agreement is not assignable or delegable by any party without the prior written consent of each other party. Notwithstanding the foregoing, either party may assign this Agreement as part of a merger, acquisition, or other reorganization.

12. Governing Law; Construction. This Agreement shall be governed by the internal laws of the State of New York, without regard to the conflict of laws provisions thereof, and shall be binding upon and inure to the benefit of GPSI and Green Tulip and their respective successors and permitted assigns. GPSI and Green Tulip have been represented by or have had the opportunity to be represented by counsel of their choosing in connection with the execution and delivery of this Agreement. GPSI and Green Tulip intend that this Agreement be deemed to have been prepared by all of the parties and that no party shall be entitled to the benefit of any favorable interpretation or construction of any term or provision hereof under any rule or law.

13. Jury Trial; Venue; Jurisdiction. GPSI WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT WHICH MAY BE DELIVERED IN THE FUTURE IN CONNECTION WITH THIS AGREEMENT OR (II) ARISING FROM THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GPSI IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN NEW YORK CITY, NEW YORK. GPSI HEREBY CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. GPSI HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE VENUE OF ANY SUCH ACTION OR PROCEEDING.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

Green Tulip, Ltd. **a B.V.I. company**	**GPS Industries, Inc.** **a Nevada corporation**
Signature: ______________________	Signature: [signature]
Printed Name: ______________________	Printed Name: David Chessler
Title: ______________________	Title: CEO
Date: ______________________	Date: 11/10/08

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

Green Tulip Enterprises, Ltd. **a B.V.I. company**	**GPS Industries, Inc.** **a Nevada corporation**
Signature: [signature]	Signature: ______________________
Printed Name: [illegible]	Printed Name: ______________________
Title: Director	Title: ______________________
Date: ______________________	Date: ______________________